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                                                                   Exhibit 10.20

                      MEMBERSHIP INTEREST PLEDGE AGREEMENT

         THIS MEMBERSHIP INTEREST PLEDGE AGREEMENT (this "Agreement") dated as of December 19, 2002 is given by U.S. PLASTIC LUMBER CORP. ("USPL") in favor of BANK OF AMERICA, N.A., as Administrative Agent (as defined below), and the Banks (as defined below).

                              W I T N E S S E T H:

         WHEREAS, Quakertown, LLC (the "Company") has issued notes dated the date hereof (together with all additional notes issued thereunder after the date hereof, the "Quakertown Notes") to various financial institutions (the "Banks");

         WHEREAS, USPL has executed and delivered a guaranty (the "Guaranty") of all obligations of the Company under the Quakertown Notes;

         WHEREAS, the obligations of USPL under the Guaranty are to be secured pursuant to this Agreement; and

         WHEREAS, each Bank has appointed Bank of America, N.A. to act as administrative agent (in such capacity, the "Administrative Agent") with respect to this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. When used herein, (a) capitalized terms used but not defined in this Agreement have the meanings assigned to such terms in the Quakertown Notes and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

         Administrative Agent - see the recitals.

         Agreement - see the introductory paragraph.

         Banks - see the recitals.

         Collateral - see Section 2.

         Company - see the recitals.

         Default means the occurrence of any of the following events: (a) any Default (as defined in the Quakertown Notes); or (b) any warranty of the Pledgor herein is untrue or misleading in any material respect and, as a result thereof, the Administrative Agent's security interest in any material portion of the Collateral is not perfected or the Administrative Agent's rights and remedies with respect to any material portion of the Collateral are materially impaired or otherwise materially adversely affected.

         Guaranty - see the recitals.

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         Liabilities means all obligations of USPL to the Administrative Agent or any Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise under the Guaranty, as the same may be extended or renewed from time to time.

         LLC Agreement means the limited liability company agreement for the Company (as amended, supplemented, restated or otherwise modified from time to time).

         LLC Interests means all right, title and interest of USPL in and to the following: the Company, all profits, income, surplus, compensation, return of capital, distributions and other disbursements and payments from the Company to USPL (including, without limitation, specific properties of the Company upon dissolution or otherwise), and all interests in the Company now owned or hereafter acquired by USPL as a result of exchange offers, direct investments, contributions or otherwise; but excluding any obligation or liability of USPL with respect to the Company or any duty of USPL as a member of the Company.

         Permitted Liens means liens arising hereunder and inchoate tax and ERISA liens.

         Pledged Property means all LLC Interests, all property received in exchange or substitution for LLC Interests, all dividends, distributions and other returns from LLC Interests, all other property delivered by USPL to the Administrative Agent for the purpose of pledge under this Agreement, and all proceeds of any of the foregoing.

         UCC means the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

         USPL - see the preamble.

         2. Pledge. As security for the payment of all Liabilities, USPL hereby pledges to the Administrative Agent for the benefit of the Banks, and grants to the Administrative Agent for the benefit of the Banks a continuing security interest in, all of the following:

                  A.       the LLC Interests;

                  B. all cash and other property, of any kind or nature, distributed or payable at any time or from time to time by the Company to USPL, as a distribution, in complete or partial liquidation or otherwise, including, without limitation, USPL's share of any revenues of the Company derived from any contract;

                  C.       all other Pledged Property; and

                  D.       all products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

         3. Delivery of Pledged Property. (a) All certificates or instruments representing or evidencing any Collateral, including those representing or evidencing the LLC Interests, shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in

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suitable form for transfer by delivery, and shall be accompanied by all necessary endorsements or instruments of transfer or assignment, duly executed in blank.

         (b) To the extent any of the Collateral constitutes an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC), USPL shall cause the issuer thereof to acknowledge to the Administrative Agent the registration on the books of such issuer of the pledge and security interest hereby created in the manner required by Section 8-301(b) of the UCC.

         4. Warranties. USPL warrants to the Administrative Agent for the benefit of each Bank that:

         (a) Ownership, No Liens, etc. USPL is the legal and beneficial owner of, and has good title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all liens, options or other charges or encumbrances, except Permitted Liens. No UCC financing statement covering any of the Collateral is presently on file in any public office other than those in favor of the Administrative Agent for the benefit of the Banks. This Agreement creates a legal and valid security interest in the Collateral which has been perfected as a first and prior lien on the Collateral. No "control" as defined in Article 8 of the UCC has been given to any Person other than the Administrative Agent.

         (b) LLC Interests. The character of USPL's interest in the Company, and USPL's percentage interest in the Company's profits as of the date hereof, are as set forth in Exhibit A. USPL has provided to the Administrative Agent true, correct and complete copies of the LLC Agreement as in effect on the date hereof.

         (c) Authorization, Approval, etc. Except for the filing of UCC financing statements, no authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required for (i) the pledge by USPL of any Collateral pursuant to this Agreement, (ii) the execution, delivery and performance of this Agreement by USPL, (iii) the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or (iv) except as may be required in connection with a disposition of the LLC Interests by laws affecting the offering and sale of securities generally, the exercise by the Administrative Agent of remedies in respect of the Collateral pursuant to this Agreement.

         (d) Uncertificated Nature of LLC Interests. No right, title or interest of USPL in the Company is represented by a certificate of interest or instrument, except such certificates or instruments, if any, as have been delivered to the Administrative Agent and are held in its possession, together with transfer documents as required in this Agreement (and USPL covenants and agrees that any such certificates or instruments hereafter received by USPL with respect to any of the Collateral will be held in trust for the Administrative Agent for the benefit of the Banks and promptly delivered to the Administrative Agent). No Collateral is held in a securities account.

         (e) Other. (i) The pledge and delivery of the Collateral pursuant to this Agreement, together with the filing of appropriate UCC financing statements, will create a valid perfected

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security interest in the Collateral in favor of the Administrative Agent; and
(ii) all LLC Interests referred to on Exhibit A are duly authorized, validly issued, fully paid and non-assessable.

         5. Covenants. (a) USPL will not sell, assign, exchange, pledge or otherwise transfer, encumber or grant any option, warrant or other right to purchase the Collateral (except in favor of the Administrative Agent and the Banks hereunder) or otherwise diminish or impair any of its rights in, to or under any of the Collateral. USPL will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all other Persons. USPL agrees that at any time, and from time to time, at the expense of USPL, USPL will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. USPL shall provide the Administrative Agent with copies of all written information received from any securities intermediary of USPL with respect to any Collateral.

         (b) USPL agrees that it will: (i) execute (as applicable) and deliver such additional UCC financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, as are necessary to establish and maintain a valid, perfected pledge (including without limitation, a perfected pledge by means of control) of, and security interest in, the Collateral (free of all other liens other than Permitted Liens) to secure the payment and performance of the Liabilities; (ii) not make any change in the name, address or jurisdiction of organization of USPL without giving the Administrative Agent 30 days' prior written notice thereof;
(iii) furnish the Administrative Agent such information concerning the Collateral as the Administrative Agent may from time to time reasonably request, and permit the Administrative Agent and its designees, at reasonable times during normal business hours as the Administrative Agent may desire, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of USPL which pertain to the Collateral; (iv) provide the Administrative Agent, not less than 10 days after entering into same, a copy of any amendment or supplement to, or modification or waiver of, any term or provision of the LLC Agreement, provided that USPL will not enter into any such amendment, supplement or modification, or execute any such waiver, which could be adverse to the interests of the Banks; (v) upon learning of the occurrence of any Default, promptly upon request of the Administrative Agent transfer the LLC Interests into the name of any nominee or sub-agent designated by the Administrative Agent; and (vi) upon learning of the occurrence of any event which could reasonably be expected to cause termination and/or dissolution of the Company, notify the Administrative Agent in writing thereof.

         5. Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to USPL, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical

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possession of the Collateral, (c) notify the parties obligated on any of the
Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of USPL to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

         6. Voting Rights, Dividends, etc. (a) Notwithstanding certain provisions of Section 5 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

                  A. USPL shall be entitled to exercise any and all voting or consensual rights and powers with respect to the LLC Interests or other Pledged Property of USPL or any part thereof for any purpose; provided that USPL agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

                  B. USPL shall be entitled to receive and retain any and all lawful dividends or other distributions payable in respect of the Collateral which are paid in cash by the Company if such dividends or distributions are not prohibited by the Quakertown Notes.

                  C. The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to USPL, all such proxies, powers of attorney, dividend orders and other instruments as USPL may request for the purpose of enabling USPL to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends and distributions which it is authorized to retain pursuant to clause (B) above.

         (b) Upon notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which USPL are entitled to exercise pursuant to Section 6(a)(A) hereof, and all rights of USPL to receive and retain dividends and distributions pursuant to
Section 6(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and distributions. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

         7. Additional LLC Interests. USPL will not (a) permit the issuance of
(i) any additional limited liability company interests or any class of limited liability company interests of the Company, (ii) any securities convertible into, or exchangeable for, any such limited liability company interests, or
(iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such limited liability company interests or
(b) enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of the LLC Interests.

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         8. Remedies. Whenever a Default exists, the Administrative Agent may exercise from time to time any rights and remedies available to it under the UCC or otherwise available to it. Without limiting the foregoing, whenever a Default exists, the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of USPL therein and thereto, at any public or private sale or brokers' board and
(ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of USPL, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. USPL hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least 10 days before such disposition. Any proceeds of any of the Collateral may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to USPL or as a court of competent jurisdiction shall direct).

         The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and USPL agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to USPL for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         9. Acknowledgment of Control. By its signature below, USPL (i) grants "control" (as defined in UCC) to the Administrative Agent to the extent necessary to perfect the Administrative Agent's security interest in the Collateral, (ii) acknowledges that it has not previously granted "control" over the Collateral to any other Person and (iii) agrees that it will not grant any Person other than the Administrative Agent "control" over any Collateral.

         10. General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as USPL shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by USPL, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

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         No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         All obligations of USPL and all rights, powers and remedies of the Administrative Agent and the Banks expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

         This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to agreements made and to be performed entirely within the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         All notices hereunder shall be in writing (including facsimile transmission and e-mail) and shall be sent to the applicable party at its address shown underneath its signature hereto or at such other address as such party may, by written notice to the other party, have designated as its address for such purpose. Notices sent by facsimile transmission and e-mail shall be deemed to have been given when sent with confirmation of receipt; notices sent by U.S. mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received (or when delivery is refused).

         This Agreement shall be binding upon USPL and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of USPL and the Administrative Agent and the successors and assigns of the Administrative Agent.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. USPL

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HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF
THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. USPL FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF USPL SET FORTH ACROSS FROM ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER), OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. USPL HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         USPL, THE ADMINISTRATIVE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

                                   U.S. PLASTIC LUMBER CORP.

                                   By:  /s/ Bruce C. Rosetto
                                       ---------------------------------
                                   Name: Bruce C. Rosetto
                                       ---------------------------------
                                   Title: General Counsel and Secretary
                                       ---------------------------------

                                    Address:

                                   2300 W. Glades Road

                                   Suite 440 W
                                   Boca Raton, Florida 33431
                                   Attention: Bruce C. Rosetto, Executive Vice
                                   President and General Counsel
                                   Facsimile: (561) 394-5335

                                   BANK OF AMERICA, N.A., as Administrative
                                      Agent

                                   By:  /s/ Kristine Thennes
                                       ---------------------------------
                                   Name: Kristine Thennes
                                       ---------------------------------
                                   Title: Vice President
                                       ---------------------------------

                                    Address:

                                   231 South LaSalle Street
                                   Chicago, IL 60697
                                   Attention: Kristine Thennes
                                   Facsimile: (312) 974-9102

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                                    EXHIBIT A

                     TO MEMBERSHIP INTEREST PLEDGE AGREEMENT

                 DESCRIPTION OF LLC INTERESTS AND LLC AGREEMENTS

100% Membership Interest in Quakertown, LLC, a Nevada limited liability company (the "Company"), under the Limited Liability Company Agreement dated December 17, 2002 of the Company